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                                 United States
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


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                                   FORM 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                      Date of Report:   November 5, 1999
             (Date of earliest event reported:   November 2, 1999)


                        GROUP MAINTENANCE AMERICA CORP.
            (Exact name of registrant as specified in its charter)


         Texas                    1-13565                  76-0535259
    (State or Other            (Commission              (I.R.S. Employer
     Jurisdiction               File Number)            Identification No.)
   of Incorporation)


     8 Greenway Plaza, Suite 1500
          Houston, Texas                             77046
    (Address of principal executive                (Zip Code)
              offices)



      Registrant's Telephone Number, Including Area Code:  (713) 860-0100

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Item 5.    Other Events.

     Group Maintenance America Corp., a Texas corporation (the "Company"), announced that it had entered into an Agreement and Plan of Merger, dated November 2, 1999 (the "Merger Agreement"), with Building One Services Corporation ("BOSC"). Under the terms of the Merger Agreement, BOSC will be merged with and into the Company (the "Merger"). On November 3, 1999, the parties issued a press release announcing the Merger. The Company hereby incorporates by reference into this Item 5 the press release, attached hereto as
Exhibit 99(a).

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits.

99(a)     Press release issued November 3, 1999.

99(b) Agreement and Plan of Merger dated as of November 2, 1999 by and between Group Maintenance America Corp. and Building One Services Corporation.

99(c) Subscription and Exchange Agreement between Group Maintenance America Corp. and BOSS II, LLC dated as of November 2, 1999.

99(d) Form of Investor's Rights Agreement among Group Maintenance America Corp. and BOSS II, LLC.

99(e)     Form of Statement of Designations for the Convertible Preferred Stock.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GROUP MAINTENANCE AMERICA CORP.



                              By:   /s/ Randolph W. Bryant
                                    -----------------------
                                    Randolph W. Bryant
                                    Senior Vice President,
                                    General Counsel and Secretary


Date:  November 5, 1999

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                                 EXHIBIT INDEX

Exhibit
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99(a)     Press release issued November 3, 1999.

99(b) Agreement and Plan of Merger dated as of November 2, 1999 by and between Group Maintenance America Corp. and Building One Services Corporation.

99(c) Subscription and Exchange Agreement between Group Maintenance America Corp. and BOSS II, LLC dated as of November 2, 1999.

99(d) Form of Investor's Rights Agreement among Group Maintenance America Corp. and BOSS II, LLC.

99(e)     Form of Statement of Designations for the Convertible Preferred Stock.


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